UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2007
Spectra Energy Partners, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33556 (Commission File Number)	41-2232463 (IRS Employer Identification No.)

5400 Westheimer Court Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 627-5400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     As described in its final prospectus (the “Prospectus”) dated June 26, 2007 (File No. 333-141687) and filed on June 27, 2007 with the Securities and Exchange Commission pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”), Spectra Energy Partners, LP (the “Partnership”) entered into an underwriting agreement on June 26, 2007 (the “Underwriting Agreement”) with Spectra Energy Corp, Spectra Energy Partners GP, LLC, Spectra Energy Partners (DE) GP, LP, Spectra Energy Partners OLP GP, LLC and Spectra Energy Partners OLP, LP and Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch & Co., UBS Securities LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc. and Raymond James & Associates, Inc. (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 10,000,0000 common units representing limited partner interests in the Partnership (“Common Units”) sold by the Partnership at a price to the public of $22.00 per Common Unit ($20.625 per Common Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Partnership granted the underwriters a 30-day option to purchase up to an additional 1,500,000 Common Units on the same terms as those Common Units sold by the Partnership in the offering if the Underwriters sell more than 10,000,000 Common Units in the offering. The option was exercised in full by the Underwriters on June 28, 2007. The transactions contemplated by the Underwriting Agreement closed on July 2, 2007.
     In the Underwriting Agreement, the Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On June 26, 2007, the Partnership announced that it had priced its initial public offering of 10,000,000 Common Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit Number	Description
Exhibit 1.1
Underwriting Agreement, dated June 26, 2007, among Spectra Energy Partners, LP, Spectra Energy Corp, Spectra Energy Partners GP, LLC, Spectra Energy Partners (DE) GP, LP, Spectra Energy Partners OLP GP, LLC and Spectra Energy Partners OLP, LP, Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch & Co., UBS Securities LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc. and Raymond James & Associates, Inc.

Exhibit 99.1	Spectra Energy Partners, LP Press Release dated June 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

	By:	Spectra Energy Partners GP (DE), LP, its General Partner

	By:	Spectra Energy Partners GP, LLC its General Partner

Date: July 2, 2007	/s/ C. Gregory Harper
C. Gregory Harper
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1
Underwriting Agreement, dated June 26, 2007, among Spectra Energy Partners, LP, Spectra Energy Corp, Spectra Energy Partners GP, LLC, Spectra Energy Partners (DE) GP, LP, Spectra Energy Partners OLP GP, LLC and Spectra Energy Partners OLP, LP, Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch & Co., UBS Securities LLC, Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc. and Raymond James & Associates, Inc.

Exhibit 99.1	Spectra Energy Partners, LP Press Release dated June 26, 2007.